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                          SUPPLEMENT TO PROSPECTUS FOR
                         MANUFACTURERS INVESTMENT TRUST
                                DATED MAY 1, 1998

STRATEGIC BOND AND U.S.GOVERNMENT SECURITIES TRUSTS - PORTFOLIO MANAGER CHANGES

         Steven Guterman who has been jointly responsible together with Roger Lavan for the day-to-day management of the Strategic Bond and U.S. Government Securities Trusts will no longer be managing these portfolios. Roger Lavan will continue to manage these portfolios and will continue to be assisted in the management of the Strategic Bond Trust by Peter Wilby and David Scott.



                  THE DATE OF THIS SUPPLEMENT IS JUNE 3, 1998.